                                                                 EXHIBIT 99.2

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma financial information as of and for the year ended December 31, 2001 has been derived form our audited consolidated financial statements as of such date and for such period and gives pro forma effect to (1) the Dispositions and the Transactions as if they had been consummated as of January 1, 2001, in the case of statement of operations and other operating data; and (2) the Tax Refunds and the Transactions as if they had been consummated as of December 31, 2001, in the case of balance sheet data. See "Terms Used in this Offering Memorandum," "The Acquisition," "Use of Proceeds" and "Management's Discussion and Analysis of Financial Condition and Results of Operations--General--Alltrista Divestitures."

     The unaudited pro forma financial information is not necessarily indicative of our results of operations or financial position had the events reflected herein actually been consummated at the assumed dates, nor is it necessarily indicative of our results of operations or financial position for any future period. The unaudited pro forma financial information should be read in conjunction with the consolidated financial statements, including the related notes, included elsewhere in this offering memorandum.

     The pro forma adjustments related to the purchase price allocation and financing of the Acquisition are preliminary and based on information obtained to date and are subject to revision as additional information becomes available. Revisions to the preliminary purchase price allocation and financing of the Acquisition may have a significant impact on the unaudited pro forma information.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 2001





                                                                DISPOSITIONS-
                                                                  RELATED
                                               ALLTRISTA         PRO FORMA
                                              AS REPORTED       ADJUSTMENTS
                                             ------------- ---------------------
                                                   (DOLLARS IN THOUSANDS)
ASSETS

Current assets

 Cash and cash equivalents .................   $   6,376
 Accounts receivable, net ..................      13,986
 Income taxes receivable ...................      16,252       $   (15,700)(a)
 Inventories, net ..........................      26,994
 Deferred taxes on income ..................       4,832            (4,832)(a)
 Other current assets ......................       3,134
                                               ---------       -----------
  Total current assets .....................      71,574           (20,532)
                                               ---------       -----------
Property, plant and equipment, net .........      43,543
Goodwill, net ..............................      15,487
Deferred taxes on income ...................      25,417           (17,968)(a)
Other assets ...............................       5,282
                                               ---------       -----------
Total assets ...............................   $ 161,303       $   (38,500)
                                               =========       ===========
LIABILITIES AND EQUITY
Current liabilities
 Short-term and current portion of
  long-term debt ...........................   $  28,500       $   (23,500)(a)
 Accounts payable ..........................      14,197
 Other current liabilities .................      20,842
                                               ---------       -----------
  Total current liabilities ................      63,539           (23,500)
                                               ---------       -----------
Noncurrent liabilities
 Long-term debt ............................      56,375           (15,000)(a)
 Other noncurrent liabilities ..............       6,260
                                               ---------       -----------
  Total noncurrent liabilities .............      62,635           (15,000)
Equity .....................................      35,129
                                               ---------       -----------
Total liabilities and equity ...............   $ 161,303       $   (38,500)
                                               =========       ===========



                                                                           ACQUISITION-
                                                                             RELATED
                                              ALLTRISTA      TILIA          PRO FORMA        PRO FORMA
                                              PRO FORMA   AS REPORTED      ADJUSTMENTS       COMBINED
                                             ----------- ------------- ------------------- ------------
                                                               (DOLLARS IN THOUSANDS)
ASSETS

Current assets

 Cash and cash equivalents .................  $   6,376   $   18,915       $   (1,875)(b)   $  23,416
 Accounts receivable, net ..................     13,986       22,982                           36,968
 Income taxes receivable ...................        552           --                              552
 Inventories, net ..........................     26,994       24,453                           51,447
 Deferred taxes on income ..................         --        5,632                            5,632
 Other current assets ......................      3,134        1,888                            5,022
                                              ---------   ----------     -----------        ---------
  Total current assets .....................     51,042       73,870           (1,875)        123,037
                                              ---------   ----------     -----------        ---------
Property, plant and equipment, net .........     43,543        3,267                           46,810
Goodwill, net ..............................     15,487           --          100,935(c)      116,422
Deferred taxes on income ...................      7,449          122                            7,571
Other assets ...............................      5,282        1,146           12,000(d)       18,214
                                                                                 (214)(e)
                                              ---------   ----------     -----------        ---------
Total assets ...............................  $ 122,803   $   78,405       $  110,846       $ 312,054
                                              =========   ==========     ============       =========
LIABILITIES AND EQUITY
Current liabilities
 Short-term and current portion of
  long-term debt ...........................  $   5,000   $       --       $   (5,000)(f)   $      --
 Accounts payable ..........................     14,197        3,535                           17,732
 Other current liabilities .................     20,842       17,305                           38,147
                                              ---------   ----------     -----------        ---------
  Total current liabilities ................     40,039       20,840           (5,000)         55,879
                                              ---------   ----------     -----------        ---------
Noncurrent liabilities
 Long-term debt ............................     41,375           --          (41,375)(f)     215,000
                                                                               50,000 (g)
                                                                               15,000 (h)
                                                                              150,000 (i)
 Other noncurrent liabilities ..............      6,260           --                            6,260
                                              ---------   ----------     -----------        ---------
  Total noncurrent liabilities .............     47,635           --          173,625         221,260
Equity .....................................     35,129       57,565          (57,565)(j)      34,915
                                                                                 (214)(e)
                                              ---------   ----------     ------------       ---------
Total liabilities and equity ...............  $ 122,803   $   78,405       $  110,846       $ 312,054
                                              =========   ==========     ============       =========

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            AND OTHER OPERATING DATA

                         YEAR ENDED DECEMBER 31, 2001





                                                                      DISPOSITIONS-
                                                                         RELATED
                                                     ALLTRISTA         PRO FORMA
                                                    AS REPORTED       ADJUSTMENTS
                                                   ------------- ---------------------
                                                    (DOLLARS IN THOUSANDS, EXCEPT PER
                                                             SHARE AMOUNTS)
Net sales ........................................  $  304,978      $     (62,588)(k)
                                                                             (711)(l)

Costs and expenses
 Cost of sales ...................................     233,676            (60,901)(k)
 Selling, general and administrative expenses.....      52,212             (9,061)(k)
                                                                           (1,670)(l)
 Goodwill amortization ...........................       5,153             (4,044)(k)
 Special charges (credits) and reorganization
  expenses .......................................       4,978                345(k)
 Loss on divestitures of assets ..................     122,887           (122,426)(m)
                                                    ----------      -------------
Income (loss) before interest, taxes and
 minority interest ...............................    (113,928)           134,458
Interest expense, net ............................      11,791             (3,602)(n)
                                                    ----------      -------------
Income (loss) before taxes and minority
 interest ........................................    (125,719)           138,060
Income tax provision (benefit) ...................     (40,443)            44,352(o)
Minority interest in loss of consolidated
 subsidiary ......................................         153               (153)(p)
                                                    ----------      -------------
Net income (loss) ................................  $  (85,429)     $      93,861
                                                    ==========      =============
Basic earnings (loss) per share ..................  $   (13.43)
Diluted earnings (loss) per share ................      (13.43)
Weighted average shares outstanding:
 Basic ...........................................       6,363
 Diluted .........................................       6,363
Other Data:
 EBITDA(u) .......................................  $   32,734      $       3,564
 Depreciation and amortization ...................      18,797              8,813
 Capital expenditures ............................       9,707              3,000



                                                                                    ACQUISITION-
                                                                                      RELATED
                                                      ALLTRISTA       TILIA          PRO FORMA         PRO FORMA
                                                      PRO FORMA    AS REPORTED      ADJUSTMENTS        COMBINED
                                                   -------------- ------------- ------------------- --------------
                                                          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net sales ........................................   $  241,679     $ 183,825                         $  425,504
Costs and expenses
 Cost of sales ...................................      172,775        89,668                            262,443
 Selling, general and administrative expenses.....       41,481        61,718      $    1,000(q)         104,199
 Goodwill amortization ...........................        1,109            --                              1,109
 Special charges (credits) and reorganization
  expenses .......................................        5,323           803                              6,126
 Loss on divestitures of assets ..................          461            --                                461
                                                     ----------     ---------     -------------       ----------
Income (loss) before income taxes and
 minority interest ...............................       20,530        31,636          (1,000)            51,166
Interest expense, net ............................        8,189           344          (8,189)(r)         19,619
                                                                                       18,375(s)
                                                                                          900(t)
                                                     ----------     ---------     -------------       ----------
Income (loss) before taxes and minority
 interest ........................................       12,341        31,292         (12,086)            31,547
Income tax provision (benefit) ...................        3,909         8,513          (1,381)(o)         11,041
Minority interest in loss of consolidated
 subsidiary ......................................           --            --                                 --
                                                     ----------     ---------      ------------       ----------
Net income (loss) ................................   $    8,432     $  22,779      $  (10,705)        $   20,506
                                                     ==========     =========      ============       ==========
Basic earnings (loss) per share ..................   $     1.33                                       $     3.22
Diluted earnings (loss) per share ................         1.32                                             3.22
Weighted average shares outstanding:
 Basic ...........................................        6,363                                            6,363
 Diluted .........................................        6,377                                            6,377


Other Data:
 EBITDA(u) .......................................   $   36,298     $  34,051      $       --         $   70,349
 Depreciation and amortization ...................        9,984         1,612           1,000             12,596
 Capital expenditures ............................        6,707         1,984              --              8,691

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001

Balance sheet adjustments:

     (a) Adjustment to reflect the use of the Tax Refunds to repay existing debt, thereby reducing income taxes receivable and deferred tax assets.

     (b) Adjustment to reflect the use of cash on hand to fund a portion of the purchase price of Tilia.


     (c) Adjustment to reflect estimated goodwill to be recorded with the Acquisition calculated as the purchase price plus related expenses ($163.5 million) related to the Acquisition less the net equity of Tilia and amounts allocated to specifically identifiable intangible assets ($5.0 million).

     (d)  Adjustment to reflect the following:

          (i) estimated fair value of Tilia's identifiable intangible assets (primarily patents) of $5.0 million to be amortized over an average five-year life;

          (ii) estimated expenses of this offering of $5.0 million to be amortized over the ten-year term of the Senior Subordinated Notes due 2012; and

          (iii)estimated expenses of the new senior credit facility of $2.0 million to be amortized over the five-year term.

     (e) Adjustment to reflect the write-off of remaining debt issue costs relating to Alltrista's existing senior credit facility.

     (f) Adjustment to reflect the repayment of Alltrista's existing credit facility in conjunction with the Transactions.

     (g) Adjustment to reflect the initial borrowing under the new senior credit facility in conjunction with the Transactions.

     (h) Adjustment to reflect the subordinated seller notes to be issued in conjunction with the Transactions:

          (i)  $10.0 million non-interest bearing note due March 31, 2003, and

          (ii) $5.0 million note due June 30, 2005.

     (i) Adjustment to reflect the issuance of the Senior Subordinated Notes due 2012.

     (j) Adjustment to reflect the elimination of the existing stockholders' equity of Tilia.

Statement of operations adjustments:

     (k) Adjustment to reflect the elimination of the operating results of the TPD Assets.

     (l) Adjustment to reflect the elimination of the operating results of Microlin, LLC.

     (m)  Adjustment to reflect the elimination of the loss on the Dispositions.

     (n) Adjustment to reflect the elimination of interest expense related to the debt repayment resulting from the Tax Refunds.

     (o)  Adjustment to reflect an effective tax rate of 35.0%.

     (p) Adjustment to reflect the elimination of the minority interest's share in the loss of Microlin, LLC.

     (q) Adjustment to reflect the amortization of estimated identifiable intangible assets. See note (d)(i) above.

     (r) Adjustment to reflect the elimination of historical Alltrista interest expense in conjunction with the Transactions.

     (s)  Adjustment to reflect pro forma interest expense relating to:

          (i) the new senior credit facility based upon Alltrista's 2001 effective borrowing rate;

          (ii) the interest bearing subordinated seller note described in note
               (g)(ii) above based upon Alltrista's 2001 effective borrowing rate; and

          (iii) the Senior Subordinated Notes due 2012.


     (t) Adjustment to reflect amortization of debt issue costs for both the new senior credit facility and the Senior Subordinated Notes due 2012. See note (d) above.

     (u) "EBITDA" is calculated as income (loss) before interest, taxes and minority interest plus (i) depreciation and amortization, (ii) special charges (credits) and reorganization expenses and (iii) loss (gain) on divestiture of assets and product lines. EBITDA is not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA is included in this offering memorandum because it is a basis upon which our management assesses financial performance. While EBITDA is frequently used as a measure of operations and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.